Exhibit 10.21

Schedule 3.01

H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES	NOTES:
AS OF JUNE 16, 2006	* — Inactive
L — In Liquidation

SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	NOTE

UNITED STATES/CANADA
H.B. Fuller Company	United States
North America Global Adhesives
Powder Coatings North America
Window Division
Branch: Indonesia
H.B. Fuller International Inc.	United States	H.B. Fuller Company
Branch: Hong Kong
Specialty Constructions Brands, Inc.	United States	H.B. Fuller Company
H.B. Fuller Licensing & Financing, Inc.	United States	H.B. Fuller Company
Adalis Corporation	United States	H.B. Fuller Company
Branch: Netherlands
H.B. Fuller Automotive Company	United States	H.B. Fuller Company
H.B. Fuller Canada Holding Co.	Canada	H.B. Fuller Company
H.B. Fuller Canada Investment Co.	Canada	H.B. Fuller Canada Holding Co.
H.B. Fuller Canada (partnership)	Canada	H.B. Fuller Canada Holding Co.
H.B. Fuller Canada Investment Co.

EFTEC
EFTEC North America, LLC	United States	H.B. Fuller Automotive Company
Autotek Sealants, Inc.	United States	EFTEC North America, LLC
EFTEC Latin America	Panama	EFTEC North America, LLC
EFTEC Brasil Ltda.	Brazil	EFTEC Latin America
EFTEC North America, LLC
EFTEC Cipatex Adesivos e Laminados S.A.	Brazil	EFTEC Brasil Ltda.
Grupo Placosa EFTEC, S.A. de C.V.	Mexico	EFTEC North America, LLC
EFTEC Europe Holding AG	Switzerland	EFTEC North America, LLC
EFTEC AG	Switzerland	EFTEC Europe Holding AG
EFTEC Sarl	France	EFTEC Europe Holding AG
EFTEC Ltd.	U.K.	EFTEC Europe Holding AG
EFTEC NV.	Belgium	EFTEC Europe Holding AG
EFTEC S.A.	Spain	EFTEC Europe Holding AG
EFTEC Engineering GmbH	Germany	EFTEC Europe Holding AG
EFTEC Engineering AB	Sweden	EFTEC Europe Holding AG
D Plast - EFTEC a.s.	Czech Republic	EFTEC Europe Holding AG
Zao Plastol	Ukraine	D Plast - EFTEC a.s.
D Plast - EFTEC RT	Russia	D Plast - EFTEC a.s.
D Plast - EFTEC NN	Russia	D Plast - EFTEC a.s.
D Plast - EFTEC SK, s.r.o.	Slovakia	D Plast - EFTEC a.s.
EFTEC Asia Pte. Ltd.	Singapore	EFTEC Europe Holding AG
H.B. Fuller Automotive Company
EFTEC (Thailand) Co., Ltd.	Thailand	EFTEC Asia Pte. Ltd.
Changchun EFTEC Chemical Products Ltd.	China	EFTEC Asia Pte. Ltd.
Shanghai EFTEC Chemical Products Ltd.	China	EFTEC Asia Pte. Ltd.
EFTEC Shroff India Ltd.	India	EFTEC Asia Pte. Ltd.

ASIA-PACIFIC
H.B. Fuller Company Australia Pty. Ltd.	Australia	H.B. Fuller Company
H.B. Fuller (China) Adhesives Ltd.	China	H.B. Fuller Adhesives Mauritius Ltd
H.B. Fuller (Shanghai) Trading Ltd.	China	H.B. Fuller Adhesives Mauritius Ltd
H.B. Fuller (Shanghai) Consulting Ltd.	China	H.B. Fuller Company
H.B. Fuller India Private Limited	India	H.B. Fuller Company
H.B. Fuller Japan Company, Ltd.	Japan	H.B. Fuller Company
Sekisui Fuller Co., Ltd.	Japan	H.B. Fuller Company
H.B. Fuller Korea, Ltd.	Korea	H.B. Fuller Company
H.B. Fuller (Malaysia) Sdn. Bhd.	Malaysia	H.B. Fuller Company
H.B. Fuller Adhesives Mauritius Ltd	Mauritius	H.B. Fuller Company
H.B. Fuller Company (N.Z.) Ltd.	New Zealand	H.B. Fuller Company
H.B. Fuller (Philippines), Inc.	Philippines	H.B. Fuller Company
HBF Realty Corporation	Philippines	H.B. Fuller Company
H.B. Fuller Taiwan Co., Ltd.	Taiwan	H.B. Fuller Company

H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES	NOTES:
AS OF JUNE 16, 2006	* — Inactive
L — In Liquidation

SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	NOTE
H.B. Fuller (Thailand) Co., Ltd.	Thailand	H.B. Fuller Company
Multi-Clean (Lebanon) S.A.R.L.	Lebanon	H.B. Fuller Company
H.B. Fuller Lebanon S.A.R.L.	Lebanon	H.B. Fuller Company

EUROPE
H.B. Fuller Austria Produktions GesmbH	Austria	H.B. Fuller Benelux B.V.
H.B. Fuller Company
H.B. Fuller Austria GesmbH	Austria	H.B. Fuller Benelux B.V.
H.B. Fuller Company
H.B. Fuller France SAS	France	H.B. Fuller Benelux B.V.
H.B. Fuller Deutschland Holding GmbH	Germany	H.B. Fuller Benelux B.V.
H.B. Fuller Deutschland Produktions GmbH	Germany	H.B. Fuller Deutschland Holding GmbH
H.B. Fuller Company
H.B. Fuller Deutschland GmbH	Germany	H.B. Fuller Deutschland Holding GmbH
Branch: Poland
Isar-Rakoll Chemie, GmbH	Germany	H.B. Fuller Deutschland Produktions GmbH
H.B. Fuller Finance (Ireland)	Ireland	H.B. Fuller Europe GmbH
H.B. Fuller Italia Holding s.r.l.	Italy	H.B. Fuller Benelux B.V.
H.B. Fuller Italia Produzione s.r.l.	Italy	H.B. Fuller Italia Holding s.r.l.
H.B. Fuller Italia s.r.l.	Italy	H.B. Fuller Italia Holding s.r.l.
H.B. Fuller Benelux B.V.	Netherlands	H.B. Fuller Canada Holding Co.
Branch: Switzerland
H.B. Fuller Portugal - SGPS, Lda.	Portugal	H.B. Fuller Benelux B.V.
H.B. Fuller Company
Proadec Productos Quimicos, S.A.	Portugal	H.B. Fuller Portugal - SGPS Lda.
H. B. Fuller Portugal, Produtos Químicos, S.A.	Portugal	H.B. Fuller Portugal - SGPS Lda.
Isar-Rakoll, S.A.	Portugal	H.B. Fuller Portugal - SGPS Lda.
H.B. Fuller Espana, S.A.	Spain	H.B. Fuller Company
Proadec Quimicos Espana, S.A.	Spain	H.B. Fuller Espana, S. A.
H.B. Fuller Sverige AB	Sweden	H.B. Fuller Benelux B.V.
H.B. Fuller Schweiz AG	Switzerland	H.B. Fuller Deutschland Produktions GmbH
H.B. Fuller Europe GmbH	Switzerland	H.B. Fuller Benelux B.V.
H.B. Fuller Canada Holding Co.
H.B. Fuller Holdings Limited	U.K.	H.B. Fuller Company
H.B. Fuller Group Limited	U.K.	H.B. Fuller Holdings Limited
H.B. Fuller U.K. Operations Ltd.	U.K.	H.B.Fuller Group Ltd
H.B. Fuller U.K. Ltd.	U.K.	H.B. Fuller U.K. Operations Ltd.
H.B. Fuller U.K. Manufacturing Limited	U.K.	H.B. Fuller U.K. Operations Ltd.
Datac Ltd.	U.K.	H.B. Fuller U.K. Operations Ltd.
H.B.F. Ltd.	U.K.	H.B. Fuller U.K. Operations Ltd.
H.B. Fuller Powder Coatings Limited	U.K.	H.B. Fuller U.K. Operations Ltd.
Branch: UAE
Powderstore Limited	U.K.	H.B. Fuller U.K. Operations Ltd.

LATIN AMERICA
H.B. Fuller Mexico, S.A.	Mexico	H.B. Fuller Company
Centro de Pinturas Glidden-Protecto, S.A.	Panama	H.B. Fuller Company
Fabrica de Pinturas Glidden, S.A.	Panama	H.B. Fuller Company
H.B. Fuller Holding Panama Co.	Panama	H.B. Fuller Company
Glidden Panama S.A.	Panama	H.B. Fuller Holding Panama Co.
Distribuidora Americana, S.A.	Ecuador	H.B. Fuller Company
Kativo Chemical Industries, S.A.	Panama	H.B. Fuller Company

Kativo Consolidated Subsidiaries
H.B. Fuller Argentina, S.A.	Argentina	Kativo Chemical Industries, S.A.
H.B. Fuller Company
H.B. Fuller Bolivia, Ltda.	Bolivia	Kativo Chemical Industries, S.A.
Chemical Supply Corporation
H.B. Fuller Brazil, Ltda.	Brazil	Chemical Supply Corporation

H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES	NOTES:
AS OF JUNE 16, 2006	* — Inactive
L — In Liquidation

SUBSIDIARY	JURISDICTION OF ORGANIZATION	OWNERSHIP	NOTE
Kativo Chemical Industries, S.A.
Kativo de Panama, S.A.
Adhesivos H.B. Fuller (Sul) Ltda.	Brazil	Chemical Supply Corporation
Kativo Chemical Industries, S.A.
H.B. Fuller Brazil, Ltda.
H.B. Fuller Chile, S.A.	Chile	Kativo Chemical Industries, S.A.
Minority
H.B. Fuller Colombia, Ltda.	Colombia	Kativo Chemical Industries, S.A.
Minority
Kativo Costa Rica, S.A.	Costa Rica	Kativo Chemical Industries, S.A.
Reca Quimica, S.A.	Costa Rica	Kativo Chemical Industries, S.A.
H.B. Fuller Centroamerica, S.A.	Costa Rica	Kativo Chemical Industries, S.A.
Resistol, S.A.	Costa Rica	Kativo Chemical Industries, S.A.
H.B. Fuller Caribe, S.A.	Dominican Republic	Kativo Chemical Industries, S.A.
Chemical Supply Corporation
Kativo Panama, S.A.
Kativo Honduras, S.A.
H.B. Fuller Centroamerica, S.A.
Olga Ferrer
Juan Bancalari
H.B. Fuller Ecuador, S.A.	Ecuador	Kativo Chemical Industries, S.A.
Chemical Supply Corporation
Kativo Industrial de El Salvador, S.A.	El Salvador	Kativo Chemical Industries, S.A.
Chemical Supply Corporation
H.B. Fuller El Salvador, S.A.	El Salvador	Kativo Chemical Industries, S.A.
Chemical Supply Corporation
Deco Tintas de El Salvador, S.A.	El Salvador	Kativo Chemical Industries, S.A.
Chemical Supply Corporation
Kativo Comercial de Guatemala, S.A.	Guatemala	Kativo Chemical Industries, S.A.
Chemical Supply Corporation
H.B. Fuller Guatemala, S.A.	Guatemala	Chemical Supply Corporation
Resistol, S.A.	Guatemala	H.B. Fuller Guatemala, S.A.
Kativo de Honduras, S.A.	Honduras	Kativo Chemical Industries, S.A.
Fuller Istmena, S.A.
H.B. Fuller Panama, S.A.
Kativo de Panama, S.A.
Chemical Supply Corporation
H.B. Fuller Honduras, S.A.	Honduras	Kativo Chemical Industries, S.A.
Fuller Istmena, S.A.
Kativo de Panama, S.A.
H.B. Fuller Panama, S.A.
Chemical Supply Corporation
Industrias Kativo de Nicaragua, S.A.	Nicaragua	Kativo Chemical Industries, S.A.
Minority
H.B. Fuller Nicaragua, S.A.	Nicaragua	Kativo Chemical Industries, S.A.
Minority
Chemical Supply Corporation	Panama	Kativo Chemical Industries, S.A.
Kativo de Panama, S.A.	Panama	Kativo Chemical Industries, S.A.
Fuller Istmena, S.A.	Panama	Kativo de Panama, S.A.
Deco Tintas Comerciales, S.A.	Panama	Kativo Chemical Industries, S.A.
H.B. Fuller Panama, S.A.	Panama	Kativo Chemical Industries, S.A.
Deco Tintas de Panama, S.A.	Panama	Kativo Chemical Industries, S.A.
Chemical Supply Peruana, S.A.	Peru	Chemical Supply Corporation
Minority
H.B. Fuller Peru, S.A.	Peru	Kativo Chemical Industries, S.A.
Minority (Peru atty)
H.B. Fuller Caribbean	Puerto Rico	H.B. Fuller Caribe (Dominicana)
H.B. Fuller Uruguay, S.A.	Uruguay	Kativo Chemical Industries
H.B. Fuller Venezuela, C.A.	Venezuela	Kativo Chemical Industries, S.A.

Schedule 3.06: Disclosed Matters

H.B. Fuller Company

H.B. Fuller Company has recently made the following press releases that contain relevant information pursuant to Disclosed Matters, these were also 8-K filings with the SEC:

H.B. Fuller Reaches Settlement on Numerous Product Liability Cases

June 5, 2006 H.B. Fuller Company (NYSE:FUL) reported today that it has entered into agreements to settle numerous construction product related liability claims thereby significantly reducing the number of such cases pending against the company.

In total, the company will pay up to $5.0 million to settle these product liability claims. The company’s insurance coverage is expected to contribute approximately $1.5 million of the total settlement amount. At the end of the first quarter, the company had reserves, net of insurance receivables, for these specific cases in the amount of $0.8 million. Consequently, in the second quarter the company will incur an additional pre-tax expense of approximately $2.7 million dollars. This amount may change slightly once the claims are verified and the final contribution from insurance is determined.

Including the impact of the aforementioned settlements, which will reduce diluted earnings per share by approximately $0.06, the company expects full-year diluted earnings per share to be between $2.49 and $2.59.

H.B. Fuller Closes Acquisition of Henkel’s Insulating Glass Sealant Business

June 9, 2006—H.B. Fuller Company (NYSE:FUL) announced today that it has completed its acquisition of Henkel KGaA’s insulating glass sealant (IGS) business. Henkel’s IGS business is now part of H.B. Fuller’s Window division and its financial results will be consolidated within the Full-Valu / Specialty Group segment.

Schedule 6.01: Existing Indebtedness - Part 1

H.B. Fuller Company: Current debt details

Borrowers	Jurisdictions	Maximum Principal Amount	Currency	Tenor	Transaction Type	Lender
as of June 16, 2006
H. B. Fuller Company	USA	250,000,000	Multicurrency	Expires December 14, 2010	Syndicated Revolver Credit Facility	Bank Syndication
H. B. Fuller Company	USA	100,000,000	USD	Maturity on June 2, 2010	1998 Private Placement
H. B. Fuller Company	USA	12,000,000	USD	Maturity on April 28, 2010	1994 Private Placement - Series D
H. B. Fuller Company	USA	10,000,000	USD		Over Draft Facility	JP Morgan Chase
H.B. Fuller Colombia Ltda.	Colombia	3,000,000	USD	6 months	Short term omnibus line	Citibank
Kativo Comercial de Guatemala S.A.	Guatemala	1,300,000	USD	1 year	Short term omnibus line	Citibank
H.B. Fuller Costa Rica	Costa Rica	1,000,000	USD	1 year	Short term omnibus line	Citibank
Centro de Pinturas Glidden S.A.	Panama	500,000	USD	1 year	Short term omnibus line	Citibank
Reca Quimica, S.A.	Costa Rica	500,000	USD	1 year	Short term omnibus line.	Citibank
Kativo de Honduras S.A.	Honduras	1,500,000	USD	1 year	Short term omnibus line.	Citibank
Fabrica de Pinturas Glidden, S.A.	Panama	2,000,000	USD	1 year	Short term omnibus line.	Citibank
Centro de Pinturas Glidden S.A.	Panama	500,000	USD	1 year	Short term omnibus line.	Citibank
H.B. Fuller Brasil Ltda.	Brazil	4,000,000	USD	1 year	Short term omnibus line.	Citibank
Kativo Costa Rica, S.A.	Costa Rica	1,000,000	USD	1 year	Short term omnibus line.	Citibank
H.B. Fuller Chile S.A.	Chile	2,500,000,000	CLP	1 year	Short term omnibus line.	Citibank
H.B. Fuller Chile S.A.	Chile	300,000,000	CLP	1 year	Overdraft	Citibank
H.B. Fuller Argentina SAIC	Argentina	2,000,000	USD	1 year	Short term omnibus line.	Citibank
H.B. Fuller Argentina SAIC	Argentina	500,000	ARS	1 year	Standby letter of credit & bank guarantee issuance.	Citibank
Kativo Industrial de El Salvador S.A.	El Salvador	300,000	USD	1 year	Short term omnibus line.	Citibank
Kativo de Nicaragua, S.A.	Nicaragua	200,000	USD	1 year	Short term omnibus line.	BAC
HBF Italia s.r.l.	Italy	300,000	EURO	1 year	Lines of credit with HBF parent guarantee	Instituto Bancario San Paolo de Torino
HBF Italia Produzione s.r.l.	Italy	300,000	EURO	1 year	Lines of credit with HBF parent guarantee	Instituto Bancario San Paolo de Torino
HBF Australia	Australia	4,000,000	AUD	1 year	Lines of credit with HBF parent guarantee	Westpac Banking
HBF New Zealand	New Zealand	3,500,000	NZ	1 year	Lines of credit with HBF parent guarantee	Westpac Banking Corp.
H.B. Fuller Thailand	Thailand	400,000	US Dollars	1 year	Lines of credit with HBF parent guarantee	Bank of Tokyo-Mitsubishi
H.B. Fuller China	China	1,000,000	US Dollars	1 year	Lines of credit with HBF parent guarantee	Bank of Tokyo-Mitsubishi
HBF Korea	Korea	1,000,000	US Dollars	1 year	Lines of credit with HBF parent guarantee	Bank of Tokyo-Mitsubishi
HBF Philippines	Philippines	1,000,000	US Dollars	1 year	Lines of credit with HBF parent guarantee	Bank of Tokyo-Mitsubishi
HBF Philippines	Philippines	1,700,000	US Dollars	1 year	Lines of credit with HBF parent guarantee	Bank of Tokyo-Mitsubishi
H.B. Fuller China	China	2,000,000	US Dollars	1 year	Lines of credit with HBF parent guarantee	Bank of China
HBF Hong Kong	China	1,000,000	USD	1 year	Lines of credit with HBF parent guarantee	UFJ

Schedule 6.01: Existing Indebtedness - Part 2

H. B. Fuller Company: Current debt details as of June 16, 2006

HB Fuller Company	Chicago	30,000,000	EUR	1 day	Intra-day Facility: Umbrella	ABN AMRO Bank
HB Fuller Deutschland GmbH	Frankfurt	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller France SA	Paris	500,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller (DE) Produktions GmbH	Frankfurt	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	WCS CA NL	850,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Paris	200,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Zurich	500,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Zurich	500,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Frankfurt	5,650,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Vienna	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Stockholm	100,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Europe GmBH	Portugal	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank

HB Fuller Italy Subs	Milan	3,500,000	EUR	1 day	Intra-day	ABN AMRO Bank

HB Fuller UK Ltd	London	2,700,000	EUR	1 day	Intra-day	ABN AMRO Bank

HB Fuller UK Ltd	London	5,500,000	GBP	1 day	Intra-day	ABN AMRO Bank
HB Fuller Austria Produktions GmbH	Vienna	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Austria GmbH	Vienna	1,000,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Benelux BV	WCS CA NL	500,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Benelux BV	Brussels	100,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Spain Subs	Madrid	600,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Sverige AB	Stockholm	500,000	EUR	1 day	Intra-day	ABN AMRO Bank
HB Fuller Company	Chicago	25,000,000	EUR	Short -UFN	General Banking Line: Umbrella	ABN AMRO Bank
HB Fuller Finance (Ireland)	WCS CA NL	7,630,000	EUR	Short -UFN	Overdraft	ABN AMRO Bank
HB Fuller Finance (Ireland)	Ireland	1,000,000	EUR	Short -UFN	Overdraft	ABN AMRO Bank
HB Fuller Finance (Ireland)	London	2,000,000	GBP	Short -UFN	Overdraft	ABN AMRO Bank
HB Fuller Manufacturing UK Ltd	GTA EU	80,000	GBP	Short -UFN	NCSG / SBLCs	ABN AMRO Bank
HB Fuller Manufacturing UK Ltd	London	500,000	GBP	Short -UFN	General Guarantees	ABN AMRO Bank
HB Fuller Powder Coatings Ltd	GTA EU	40,000	GBP	Short -UFN	NCSG / SBLCs	ABN AMRO Bank
HB Fuller Powder Coatings Ltd	London	500,000	GBP	Short -UFN	General Guarantees	ABN AMRO Bank
HB Fuller France SA	France	21,098	EUR	UFN	Guaranty issuance	ABN AMRO Bank
HB Fuller (DE) Produktions GmbH	Frankfurt	150,000	EUR	Short -UFN	Overdraft	ABN AMRO Bank
HB Fuller (DE) Produktions GmbH	Frankfurt	100,000	EUR	Short -UFN	Documentary LC	ABN AMRO Bank
HB Fuller Europe GmBH		500,000	USD	Short -UFN	overdraft	ABN AMRO Bank
HB Fuller Europe GmBH	Zurich	650,000	CHF	Apr-07	NCSG / SBLCs	ABN AMRO Bank
HB Fuller Europe GmBH	GTA EU	1,000,000	EUR	Short -UFN	Other Guarantees / Bonds	ABN AMRO Bank
HB Fuller Company	Chicago	30,000,000	USD		OBSI	ABN AMRO Bank
HB Fuller Finance (Ireland)	Dublin	15,000,000	USD	1 year	OBSI ST	ABN AMRO Bank

Schedule 6.01: Existing Indebtedness - Part 3

H. B. Fuller Company: Letters of Credit

Letter of Credit in favor of	Bank	Amount (Principal)
Lumberman’s	Revolver Credit Facility	1,495,000.00
Lumberman’s	Revolver Credit Facility	296,148.00
Rizal Commercial	Bank of Tokyo-Mitsubishi-UFJ	1,700,000.00
Zurich North America	Bank of Tokyo-Mitsubishi-UFJ	1,200,000.00
City of Gainesville	Revolver Credit Facility	5,000.00
Sentry Insurance Workers Comp	Revolver Credit Facility	1,150,000.00
Village of Wauconda, IL	Revolver Credit Facility	500,000.00

Schedule 6.02: Existing Liens

No Liens to report

Schedule 6.04: Investments / Loan with HBF Finance (Ireland)

Date: 06-16-2006	In House Bank Balances

Account Number	Account Holder	Currency	Balance Loan / (Investment)	Loan Limit
AUD: Austral Dlr
501 AUD	HB Fuller Co. Australia Pty. Ltd.	AUD	5,515,492.18	15,000,000.00

Total AUD: Austral Dlr			5,515,492.18

CAD: Canada Dlr
775CAD	HB Fuller Canada	CAD	(40,316,534.96)	20,000,000.00
151CAD	HB Fuller Sesame - Canada	CAD	(16,788,861.11)	0.00

Total CAD: Canada Dlr			(57,105,396.07)

CHF: Swiss Franc
912CHF	HB Fuller Europe Gmbh (Princip)	CHF	0.00	0.00

Total CHF: Swiss Franc			0.00

EUR: Euro
900EUR	HB Fuller Benelux BV	EUR	12,609,786.27	20,000,000.00
901EUR	HB Fuller Austria GesmbH	EUR	(7,895,184.51)	20,000,000.00
902EUR	HB Fuller Austria Produktions	EUR	(13,256,191.87)	20,000,000.00
903EUR	HB Fuller France SA	EUR	(1,342,662.29)	10,000,000.00
904EUR	HB Fuller Espana SA	EUR	(3,248,093.85)	10,000,000.00
905EUR	HB Fuller Sverige AB	EUR	445,317.30	5,000,000.00
906EUR	HB Fuller Italia Holding SRL	EUR	(44,141.32)	5,000,000.00
907EUR	HB Fuller Italia S.R. - disbursement Account	EUR	(766,950.15)	5,000,000.00
908EUR	HB Fuller Italia Produzione S.R.L.	EUR	(1,990,361.38)	5,000,000.00
909EUR	HB Fuller Deutschland Holding Gmbh	EUR	35,599,411.16	75,000,000.00
910EUR	HB Fuller Deutschland Gmbh	EUR	(38,357,373.89)	50,000,000.00
911EUR	HB Fuller Produktions Deutschland Gmbh	EUR	(4,779,144.27)	50,000,000.00
170EUR1	HBFuller Window GmbH	EUR	0.00	10,000,000.00
170EUR2	HBFuller Window GmbH	EUR	0.00	10,000,000.00
912EUR	HB Fuller Europe Gmbh (Princip)	EUR	63,289,773.29	75,000,000.00
915EUR	HB Fuller UK Manufacturing Limited	EUR	(9,301,195.06)	15,000,000.00
914EUR	HB Fuller UK Limited. Commissionaire	EUR	(18,038,168.22)	25,000,000.00
921EUR	Portugal Holdings SGPS	EUR	0.00	10,000,000.00
775EUR	HB Fuller Canada	EUR	0.00	5,000,000.00
700EUR	HB Fuller Company	EUR	0.00	20,000,000.00
922EUR	Isar-Rakoll Chemle Portuguesa SA	EUR	(528.84)	10,000,000.00
923 EUR	Isar-Rakoll SA	EUR	(19.65)	10,000,000.00
924EUR	Proadec Produtos Quimicos SA	EUR	0.00	10,000,000.00
925EUR	Proadec Quimicos Espana SA	EUR	0.00	10,000,000.00
160EUR	HB Fuller Coatings Limited	EUR	451,165.99	5,000,000.00
165EUR	Powderstore Limited	EUR	(22,613.00)	5,000,000.00

Total EUR: Euro			13,352,825.71

GBP: Pound Strlng
165GBP	Powderstore Limited	GBP	620,773.20	5,000,000.00
160GBP	HB Fuller Coatings Limited	GBP	(1,375,812.80)	5,000,000.00
914GBP	HB Fuller UK Limited Commissionaire	GBP	23,865.77	10,000,000.00
915GBP	HB Fuller UK Manufacturing Limited	GBP	30,756.38	10,000,000.00
916 GBP	HB Fuller Holdings Limited	GBP	723,607.55	10,000,000.00
358GBP	HB Fuller UK Group Limited	GBP	1,472,576.33	10,000,000.00
912GBP	HB Fuller Europe Gmbh (Princip)	GBP	(319,286.43)	10,000,000.00
918GBP	HB Fuller Group	GBP	7,770,133.33	0.00

Total GBP: Pound Strlng			8,946,613.33

JPY: Japan Yen
0008JPY	Sekisui Fuller Co	JPY	0	0
432JPY	HB Fuller Japan Co Ltd	JPY	(189,986,303)	2,000,000,000
451JPY	HB Fuller Japan Adhesives Co Ltd	JPY	0	0

Total JPY: Japan Yen			(189,986.303.00)

NZD: New Zland Dlr
445NZD	HB Fuller Company (N.Z) Ltd	NZD	(472,064.57)	10,000,000.00

Total NZD: New Zland Dlr			(472,064.57)

SEK: Sweden Kron
905SEK	HB Fuller Sverige AB	SEK	(325,023.89)	10,000,000.00

Total SEK: Sweden Kron			(325,023.89)

USD: US Dollar
448USD	HB Fuller Korea Ltd	USD	0.00	1,000,000.00
700USD	HB Fuller Company	USD	4,938,882.00	25,000,000.00
775USD	HB Fuller Canada	USD	0.00	0.00
430USD	HB Fuller International Inc (Hong Kong)	USD	(3,902,211.62)	5,000,000.00
441USD	HB Fuller (Philippines) Inc	USD	0.00	2,000,000.00
358USD	HB Fuller UK Group Limited	USD	0.00	0.00
258USD	HB Fuller Fabrica de Pinturas Glidden Panama	USD	(6,365,180.48)	10,000,000.00
451USD	HB Fuller Japan Adhesives Co Ltd	USD	0.00	2,000,000.00
912USD	HB Fuller Europe Gmbh (Princip)	USD	0.00	5,000,000.00

Total USD: US Dollar			(5,328.510.10)

Schedule 6.08: Restrictive Agreements

H. B. Fuller Company

H. B. Fuller Company currently has the following Agreements in place that contains restrictions

Umbrella Agreement by and between EMS – Chemie Holding AG and H. B. Fuller Company (EFTEC Joint Venture), dated February 13, 1997.

This agreement contains restrictions on change in control (ownership), sale of assets and payment of dividends.

Shareholders Agreement for H. B. Fuller Adhesives Mauritius Ltd., by and between Sekisui Chemical Co., Ltd., and H. B. Fuller Company dated February 12, 2005.

This agreement contains restrictions on major decisions, capital contributions and distributions, as well as certain covenants and restrictions on “Transfer”.